FOURTH AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Fourth Amendment (this “Amendment”) to the Amended and Restated Registration Rights Agreement, dated November 14, 2019, is entered into by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), Infrastructure and Energy Alternatives, LLC (the “Seller”), in its capacity as holder of a majority of the Registrable Securities (as defined in the Registration Rights Agreement), OT POF IEA Preferred B Aggregator L.P. (“OT Aggregator”), as an additional Holder, Ares Special Situations Fund IV, L.P., as an additional Holder, and ASOF Holdings I, L.P., as an additional Holder (such additional Holders collectively, “Ares”), and amends, in accordance with Section 3.2 thereof, the Amended and Restated Registration Rights Agreement, dated March 26, 2018, as amended by the First Amendment thereto, dated June 6, 2018, the Second Amendment thereto, dated May 20, 2019 and the Third Amendment thereto, dated August 30, 2019 (the “Registration Rights Agreement”), by and among the Company, M III Sponsor I, LLC., a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, Seller, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Seller, Cantor Fitzgerald & Co., and the other persons from time to time party thereto. Terms used herein and not defined herein have the meanings set forth in the Registration Rights Agreement.

WHEREAS, the Company and the Holders of a majority of the Registrable Securities as of the date hereof wish to make certain modifications and amendments to the terms of the Registration Rights Agreement;

WHEREAS, on the date hereof, Ares Special Situations Fund IV, L.P. has acquired 25,000 shares of the Company’s Series B-3 Preferred Stock and Warrants to purchase 1,115,234.38 shares of Common Stock from the Company and ASOF Holdings I, L.P. has acquired 55,000 shares of the Company’s Series B-3 Preferred Stock and Warrants to purchase 2,453,515.63 shares of Common Stock from the Company;

WHEREAS, the Certificate of Designations for the Company’s Series B-3 Preferred Stock and the amended and restated Certificates of Designations for the Company’s Series B-1 Preferred Stock and the Company’s Series B-2 Preferred Stock (together with the Company’s Series B-3 Preferred Stock, the “Series B Preferred Stock”) provide for the conversion of Series B Preferred Stock into Common Stock under certain circumstances if such Series B Preferred Stock has not been redeemed prior to the applicable mandatory redemption date as set forth in such Certificates of Designations;

WHEREAS, on the date hereof, (i) each of Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P. has committed to purchase up to an additional 7,500 shares of the Company’s Series B- 3 Preferred Stock (15,000 shares of the Company’s Series B-3 Preferred Stock in the aggregate) and Warrants to purchase up to 257,812.50 shares of Common Stock (515,625 shares of Common Stock in the aggregate) from the Company subject to certain conditions set forth in the Tranche 2 Equity Commitment Agreement (as defined below) and (ii) OT Aggregator has committed to purchase up to 15,000 shares of Series B-3 Preferred Stock and Warrants to purchase up to 515,625 shares of Common Stock; and

WHEREAS, on October 29, 2019, the Company, the Seller, Ares Special Situations Fund IV, L.P.
and ASOF Holdings I, L.P. entered into the Preferred Stock Exchange Agreement, pursuant to which the

Seller will exchange 50% of its Series A Preferred Stock for shares of Series B-3 Preferred Stock and Warrants.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1. Amendment

1.1Section 1.1 of the Registration Rights Agreement is amended by adding, in the appropriate alphabetical order, the following definitions:

“Tranche 2 Equity Commitment Agreement” means that certain Equity Commitment Agreement by and among the Company and the commitment parties party thereto dated as of October 29, 2019, as may be amended, restated, supplemented or otherwise modified from time to time.

1.2Section 1.1 of the Registration Rights Agreement is amended by deleting the following definitions in their entirety and inserting the following new definitions in lieu thereof:

“Ares Registrable Securities” means (i) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Equity Commitment Agreement from time to time and held by Ares Special Situations Fund IV, L.P. and its Permitted Transferees, (ii) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the August Equity Commitment Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees, (iii) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Tranche 2 Equity Commitment Agreement from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees, (iv) the shares of Common Stock issuable upon conversion of the shares of the Company’s Series B Preferred Stock issued by the Company on a private placement basis from time to time and held by (a) Ares Special Situations Fund IV, L.P. and its Permitted Transferees, and (b) ASOF Holdings I, L.P. and its Permitted Transferees and (v) all other securities issued in respect of such Common Stock or into which such Common Stock is later reclassified.

“OT Aggregator Registrable Securities” means (i) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Equity Commitment Agreement from time to time and held by OT POF IEA Preferred B Aggregator, L.P. and its Permitted Transferees, (ii) the shares of Common Stock issuable upon exercise of the Warrants issued by the Company on a private placement basis pursuant to the Tranche 2 Equity Commitment Agreement from time to time, and held by OT POF IEA Preferred B Aggregator, L.P. and its Permitted Transferees,
(i)the shares of Common Stock issuable upon conversion of the shares of the Company’s Series B Preferred Stock issued by the Company on a private placement basis from time to time and held by OT POF IEA Preferred B Aggregator, L.P. and its Permitted Transferees and (iv) all other securities issued in respect of such Common Stock or into which such Common Stock is later reclassified.

“Permitted Transferee” shall mean a Person or entity to whom a Holder of Registrable Securities transfers such Registrable Securities in accordance with this Agreement, to the extent such Registrable Securities remain Registrable Securities following such transfer, including, for the avoidance of doubt,

Ares Management LLC, on behalf of its Affiliated funds, investment vehicles, co-investors and/or managed accounts.

Stock.
“Preferred Stock” means collectively, the Series A Preferred Stock and the Series B Preferred

“Series A Preferred Stock” means the Series A Preferred Stock of the Company.

“Series B Preferred Stock” means, collectively the Series B-1 Preferred Stock of the Company, the Series B-2 Preferred Stock of the Company and the Series B-3 Preferred Stock of the Company.

1.3Section 2.2(e) of the Registration Rights Agreement is amended and restated in its entirety as follows:

(e) Subsequent Shelf Registration. After the Registration Statement with respect to a Shelf Registration is declared effective, upon written request by one or more Holders (which written request shall specify the amount of such Holders’ Registrable Securities to be registered), the Company shall, as permitted by SEC Guidance, (i) as promptly as practicable after receiving a request from a Holder that is a Permitted Transferee of a former Holder of Shelf Registrable Securities, file a prospectus supplement to include such Permitted Transferee as a selling stockholder in such Registration Statement, (ii) if it is a Well-Known Seasoned Issuer and such Registration Statement is an unallocated Automatic Shelf Registration Statement to which additional selling stockholders may be added by means of a prospectus supplement under Rule 430B, as promptly as practicable after receiving such request, file a prospectus supplement to include such Holders as selling stockholders in such Registration Statement, (iii) as promptly as practicable after the issuance of any Ares Registrable Securities or OT Aggregator Registrable Securities under the Equity Commitment Agreement, the August Equity Commitment Agreement, the Tranche 2 Equity Commitment Agreement or any of the Certificates of Designations for the Company’s Series B Preferred Stock, file a post-effective amendment to the Registration Statement (or prospectus supplement or other document permitted by SEC Guidance, if it is a Well-Known Seasoned Issuer) or a new Shelf Registration Statement, as applicable, to include the Holders of Ares Registrable Securities and OT Aggregator Registrable Securities in such Shelf Registration and Register the Ares Registrable Securities and the OT Aggregator Registrable Securities and use its commercially reasonable efforts to have such post-effective amendment or new Shelf Registration Statement declared effective or
(ii)otherwise, as promptly as practicable after the date the Registrable Securities requested to be registered pursuant to this Section 2.2(e) that have not already been so registered represent more than 1.5% of the outstanding Registrable Securities, file a post-effective amendment to the Registration Statement or a new Shelf Registration Statement, as applicable, to include such Holders in such Shelf Registration and use its commercially reasonable efforts to have such post-effective amendment or new Shelf Registration Statement declared effective. To the extent that any Registration Statement with respect to a Shelf Registration is expected to no longer be usable for the resale of Registrable Securities registered thereon (“Remaining Registrable Securities”) pursuant to SEC Guidance, the Company shall, not later than 90 days prior to the date such Registration Statement is expected to no longer be usable, use its commercially reasonable efforts to prepare and file a new Registration Statement with respect to such Shelf Registration, as if the holders of such Remaining Registrable Securities had requested a Shelf Registration with respect thereto pursuant to Section 2.2(a) and perform all actions required under this Agreement with respect to such Shelf Registration.

Section 2.    Miscellaneous.

2.1THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE “DGCL”), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.

2.2THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

2.3TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

2.4Headings. The section headings of this Amendment are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Amendment.

2.5Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement. Execution and delivery of this Amendment by exchange of electronically transmitted counterparts bearing the signature of a party hereto will be equally as effective as delivery of a manually executed counterpart of such party hereto. This Amendment and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or scanned pages via electronic mail, will be treated in all manner and respect as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract will raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense.

Section 3. Continuing Effect.

Except as provided herein, the provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with the terms thereof.

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IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Amendment on the date first written above.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.
By: /s/ John P. Roehm Name: John P. Roehm Title: Chief Executive Officer

INFRASTRUCTURE AND ENERGY ALTERNATIVES,
LLC (as Holder of a majority of the Registrable Securities)

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title:    Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna

Title:	Authorized Signatory

OT POF IEA PREFERRED B AGGREGATOR,
L.P., as a Holder

By: OT POF IEA Preferred B Aggregator GP, LLC Its: General Partner

By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: Managing Member

By: Oaktree Power Opportunities Fund III GP, L.P. Its: General Partner

By: Oaktree Fund GP, LLC Its: General Partner

By: Oaktree Fund GP I, L.P. Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro

Title:	Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna

Title:	Authorized Signatory

ARES SPECIAL SITUATIONS FUND IV, L.P., as a Holder

By: ASOF Management, L.P., its general partner
By: ASOF Management GP LLC, its general partner

By: /s/ Aaron Rosen
Name:Aaron Rosen
Title: Authorized Signatory

ASOF HOLDINGS I, L.P., as a Holder

By: ASOF Management, L.P., its general partner
By: ASOF Mana    ent GP LLC, its general partner

By: /s/ Aaron Rosen
Name:Aaron Rosen
Title: Authorized Signatory